                                                                   Exhibit 16(d)



                    CERTAIN PERFORMANCE DATA RELATING TO THE
                       GW U.S. GOVERNMENT SECURITIES FUND,
                      GW CALIFORNIA MUNICIPAL INCOME FUND,
                           GW GROWTH AND INCOME FUND,
                           GW EQUITY OPPORTUNITY FUND,
                        GW STRATEGIC INTERNATIONAL FUND,
                      GW NATIONAL MUNICIPAL INCOME FUND AND
                            GW CORPORATE INCOME FUND

30 DAY SEC YIELD COMPUTATION

FUND:  GW Government Securities Fund (with 4.50% load)

PERIOD:  June 1 - June 30, 1990

FORMULA:                      A-B              6
          YIELD = 2 [  (----------------  + 1 )   -  l ]
                              C*D


WHERE:    A =      Income for the period as defined by SEC rules

          B =      Expenses accrued for the period

          C =      The average daily number of shares
                   outstanding during the period that were
                   entitled to receive dividends

          D = The maximum offering price per share on the last day of the period.

FOR THE PERIOD INDICATED ABOVE, THESE FACTORS WERE:

          A =      $235,672.02

          B =      $30,612.52

          C =      $2,978,884.65

          D =      $10.38

YIELD = 8.09%

GW U.S. GOVERNMENT SECURITIES FUND

TOTAL RETURN COMPUTATION FROM INCEPTION

DATE FUND ORGANIZED:
DATE OF FUND INCEPTI  07/25/89
FUND'S FISCAL YEAR-END:

                                      N.A.V.      BEGINNING
INITIAL        FRONT  $ AMOUNT       AT FUND      NUMBER OF
INVESTMENT     LOAD   INVESTED      INCEPTION     SHARES HELD
----------   -------- --------    -------------  -------------
$10,000        4.50%  $ 9,550     $   10.01       954.0460


                                    PER SHARE   PER SHARE                                    TOTAL VALUE         TOTAL RETURN
RECORD    EX          PAY DATE O      INCOME    CAP GAIN      REINVESTMENT     MONTH-END      OF SHARES          FROM FUND
DATE      DATE        MONTH END      DIVIDEND   DISTRIBUTION     PRICE         N.A.V.            HELD            INCEPTION
------------------  -------------  ------------ ------------    ---------     -----------      ---------         -----------
INCEPTION OF FUND      07/25/89     $  0.0000     $ 0.0000     $  10.01        $  10.01       $ 9,550.00         -4.50%
N/A       N/A          07/31/89     $  0.0000     $ 0.0000        10.02           10.02         9,559.54         -4.40%
N/A       N/A          08/31/89     $  0.0496     $ 0.0000         9.87            9.87         9,463.75         -5.36%
                       09/30/89     $  0.0701     $ 0.0000         9.94            9.86         9,520.84         -4.79%
                       10/31/89     $  0.0701     $ 0.0000         9.96            9.99         9,714.26         -2.86%
                       11/30/89     $  0.0701     $ 0.0000        10.06           10.03         9,821.12         -1.79%
                       12/31/89     $  0.0678     $ 0.0000        10.06           10.01         9,867.59         -1.32%
                       12/31/89     $  0.0437     $ 0.0000        10.04           10.01         9,910.54         -0.89%
01/14/90  01/15/90     01/16/90     $  0.0339     $ 0.0000        10.02            9.90         9,834.80         -1.65%
02/14/90  02/14/90     02/15/90     $  0.0680     $ 0.0000         9.91            9.87         9,872.27         -1.28%
03/15/90  03/15/90     03/15/90     $  0.0680     $ 0.0000         9.82            9.83         9,900.35         -1.00%
04/12/90  04/12/90     04/12/90     $  0.0680     $ 0.0000         9.84            9.71         9,847.07         -1.53%
05/15/90  05/15/90     05/15/90     $  0.0680     $ 0.0000         9.84            9.87        10,078.50          0.79%
06/14/90  06/15/90     06/15/90     $  0.0680     $ 0.0000         9.93            9.93        10,209.21          2.09%


FORMULA:   TOTAL        ENDING VALUE OF SHARES HELD  -  INITIAL INVESTMENT
           RETURN   =   --------------------------------------------------
                               INITIAL INVESTMENT

AVERAGE ANNUAL TOTAL RETURN COMPUTATION
WITH 4.50% LOAD

FUND:          GW U.S. GOVERNMENT SECURITIES FUND

                      n
FORMULA:       P(1+T)   = ERV

WHERE:         P =  a hypothetical initial payment of $1,000

               T =  average annual total return

               n =  number of years

          ERV    =  Ending Redeemable Value of a hypothetical
                    $1,000 payment made at the beginning of the 1, 5, or 10 year (or other) periods at the end of the 1, 5, or 10 year (or other) periods (or fractional portion thereof).



                                                AVERAGE
                    DATES          ENDING     ANNUAL RATE
PERIOD             COVERED    REDEEMABLE VALUE OF RETURN             * FORMULA
----------------------------------------------------------------------------------------
FROM FUND          07/25/89      $1,020.92     2.25%     @RATE (1,020.92, 1,000, 0.93)
INCEPTION** to     06/30/90


**   Period  =  0.93 Years


            *   LOTUS 123 @RATE function:

                      @RATE (fv, pv, term) The periodic interest rate necessary for present value "pv", to grow to future value "fv", over the number of compounding periods in "term".


                    1/n
                 fv
                 --   - 1
                 pv

30 DAY SEC YIELD COMPUTATION

FUND:  GW California Municipal Income Fund (with 4.50% load)

PERIOD:  June 1 - June 30, 1990

FORMULA:                         A-B                 6
            YIELD = 2 [     (----------------  + 1 )   -  l  ]
                                 C*D


WHERE:      A  = Income for the period as defined by SEC rules

            B  = Expenses accrued for the period

            C  = The average daily number of shares
                 outstanding during the period that were
                 entitled to receive dividends

            D  = The maximum offering price per share on the
                 last day of the period.

FOR THE PERIOD INDICATED ABOVE, THESE FACTORS WERE:

            A =  $549,658.99

            B =  $55,658.364

            C =  $8,942,263.63

            D =  $10.46

YIELD = 6.42%

TAX EQUIVALENT YIELD WITH 4.50% LOAD

   30 DAY SEC YIELD
----------------------
(1 - FEDERAL TAX RATE)


 6.42%
-------  =  8.92%
(1-28%)

GW CALIFORNIA MUNICIPAL BOND FUND

TOTAL RETURN COMPUTATION FROM INCEPTION

DATE FUND ORGANIZED:
DATE OF FUND INCEPTI  07/25/89
FUND'S FISCAL YEAR-END:

                                                   N.A.V.            BEGINNING
 INITIAL            FRONT       $ AMOUNT          AT FUND            NUMBER OF
INVESTMENT          LOAD        INVESTED          INCEPTION          SHARES HELD
----------      ------------   ----------      ---------------       -----------
$10,000             4.50%       $ 9,550          $   10.00            955.0000



                                      PER SHARE    PER SHARE                                      TOTAL VALUE   TOTAL RETURN
RECORD             EX     PAY DATE O   INCOME       CAP GAIN       REINVESTMENT     MONTH-END     OF SHARES      FROM FUND
DATE              DATE    MONTH END   DIVIDEND    DISTRIBUTION        PRICE           N.A.V.        HELD         INCEPTION
----------------------------------------------------------------------------------------------------------------------------
INCEPTION OF FUND          07/25/89    $0.0000       $0.0000         $10.00           $10.00      $9,550.00        -4.50%
N/A              N/A       07/31/89    $0.0000       $0.0000          10.08            10.08       9,626.40        -3.74%
N/A              N/A       08/31/89    $0.0388       $0.0000          10.03             9.94       9,529.42        -4.71%
                           09/30/89    $0.0540       $0.0000           9.94             9.86       9,504.08        -4.96%
                           10/31/89    $0.0540       $0.0000          10.01             9.97       9,661.95        -3.38%
                           11/30/89    $0.0522       $0.0000          10.00            10.05       9,790.32        -2.10%
                           12/18/89    $0.0542       $0.0000          10.06            10.04       9,833.27        -1.67%
                           12/31/89    $0.0277       $0.0000          10.04            10.04       9,860.40        -1.40%
01/14/90         01/15/90  01/16/90    $0.0261       $0.0000           9.97             9.90       9,748.39        -2.52%
02/14/90         02/14/90  02/15/90    $0.0530       $0.0000           9.96             9.94       9,839.86        -1.60%
03/15/90         03/15/90  03/15/90    $0.0530       $0.0000           9.95             9.96       9,912.18        -0.88%
04/12/90         04/12/90  04/12/90    $0.0530       $0.0000           9.97             9.76       9,764.77        -2.35%
05/15/90         05/15/90  05/15/90    $0.0530       $0.0000           9.95             9.93       9,987.77        -0.12%
06/14/90         06/15/90  06/15/90    $0.0530       $0.0000           9.98            10.01      10,121.71         1.22%


FORMULA:  TOTAL         ENDING VALUE OF SHARES HELD  -  INITIAL INVESTMENT
          RETURN    =   --------------------------------------------------
                                        INITIAL INVESTMENT

AVERAGE ANNUAL TOTAL RETURN COMPUTATION
WITH 4.50% LOAD

FUND:     GW CALIFORNIA MUNICIPAL INCOME FUND

                n
FORMULA:  P(1+T)  = ERV

WHERE:    P =      a hypothetical initial payment of $1,000

          T =      average annual total return

          n =      number of years

       ERV  =      Ending Redeemable Value of a hypothetical
                   $1,000 payment made at the beginning of the 1, 5, or 10 year (or other) periods at the end of the 1, 5, or 10 year (or other) periods (or fractional portion thereof).


                                                AVERAGE
                    DATES         ENDING        ANNUAL RATE
PERIOD             COVERED    REDEEMABLE VALUE  OF RETURN           * FORMULA
------------------------------------------------------------------------------------------------------------------------

FROM FUND          07/25/89        $1,012.17     1.31%      @RATE (1,012.17, 1,000, 0.93)
INCEPTION** to     06/30/90


**   Period  =     0.93 Years


            *   LOTUS 123 @RATE function:

                     @RATE (fv, pv, term) The periodic interest rate necessary for present value "pv", to grow to future value "fv", over the number of compounding periods in "term".


                       1/n
                     fv
                     --   -   1
                     pv

GW GROWTH AND INCOME FUND

TOTAL RETURN COMPUTATION FROM INCEPTION

DATE FUND ORGANIZED:
DATE OF FUND INCEPTI  07/25/89
FUND'S FISCAL YEAR-END:

                                       N.A.V.       BEGINNING
  INITIAL       FRONT    $ AMOUNT     AT FUND       NUMBER OF
 INVESTMENT     LOAD     INVESTED    INCEPTION     SHARES HELD
--------------------------------------------------------------
  $10,000       4.50%     $9,550      $10.00        955.0000



                                               PER SHARE      PER SHARE                              TOTAL VALUE  TOTAL RETURN
RECORD                         PAY DATE O      INCOME         CAP GAIN     REINVESTMENT   MONTH-END   OF SHARES   FROM FUND
DATE             EX DATE       MONTH END       DIVIDEND      DISTRIBUTION     PRICE         N.A.V.      HELD      INCEPTION
------------------------------------------------------------------------------------------------------------------------------
INCEPTION OF FUND               07/25/89       $0.0000          $0.0000       $10.00       $10.00    $9,550.00     -4.50%
N/A              N/A            07/31/89       $0.0000          $0.0000        10.03        10.03     9,578.65     -4.21%
N/A              N/A            08/31/89       $0.0000          $0.0000        10.21        10.21     9,750.55     -2.49%
                                09/30/89       $0.0000          $0.0000        10.17        10.17     9,712.35     -2.88%
                                10/31/89       $0.0000          $0.0000         9.93         9.93     9,483.15     -5.17%
                                11/30/89       $0.0000          $0.0000        10.11        10.11     9,655.05     -3.45%
                                12/31/89       $0.0500          $0.0000         9.88        10.05     9,646.32     -3.54%
                                12/31/89       $0.0440          $0.0000        10.03        10.05     9,688.64     -3.11%
                                01/31/90       $0.0000          $0.0000         9.54         9.54     9,196.98     -8.03%
                                02/28/90       $0.0000          $0.0000         9.67         9.67     9,322.30     -6.78%
03/15/90         03/15/90       03/15/90       $0.0500          $0.0000         9.79         9.83     9,524.95     -4.75%
                                04/30/90       $0.0000          $0.0000         9.54         9.54     9,243.95     -7.56%
                                05/31/90       $0.0000          $0.0000         9.30        10.30     9,980.36     -0.20%
06/14/90         06/15/90       06/15/90       $0.0500          $0.0000        10.31        10.12     9,853.50     -1.46%



FORMULA:        TOTAL      ENDING VALUE OF SHARES HELD  -  INITIAL INVESTMENT
                RETURN   = --------------------------------------------------
                                     INITIAL INVESTMENT

AVERAGE ANNUAL TOTAL RETURN COMPUTATION
WITH 4.50% LOAD

FUND:         GW GROWTH AND INCOME FUND

                    n
FORMULA:      P(1+T)  = ERV

WHERE:        P =  a hypothetical initial payment of $1,000

              T =  average annual total return

              n =  number of years

         ERV    =  Ending Redeemable Value of a hypothetical
                   $1,000 payment made at the beginning of the 1, 5, or 10 year (or other) periods at the end of the 1, 5, or 10 year (or other) periods (or fractional portion thereof).


                                   ENDING             AVERAGE
                 DATES           REDEEMABLE        ANNUAL RATE
PERIOD           COVERED              VALUE          OF RETURN           * FORMULA
------------------------------------------------------------------------------------------------------
FROM FUND        07/25/89           $985.35           -1.57%             @RATE (985.35, 1,000, 0.93)
INCEPTION** to   06/30/90


**   Period  =   0.93 Years


            *   LOTUS 123 @RATE function:

                   @RATE (fv, pv, term)  The periodic interest rate necessary for present value "pv", to grow to
                                         future value "fv", over the number of
                                         compounding periods in "term".


                  1/n
                fv
                --   -  1
                pv

GW EQUITY OPPORTUNITY FUND

TOTAL RETURN COMPUTATION FROM INCEPTION

DATE FUND ORGANIZED:
DATE OF FUND INCEPTI  07/18/90
FUND'S FISCAL YEAR-END:

                                            N.A.V.          BEGINNING
  INITIAL        FRONT       $ AMOUNT       AT FUND         NUMBER OF
 INVESTMENT      LOAD        INVESTED      INCEPTION       SHARES HELD
----------------------------------------------------------------------
  $10,000        4.50%        $9,550        $10.00          955.0000



                                          PER SHARE      PER SHARE                                 TOTAL VALUE   TOTAL RETURN
RECORD                      PAY DATE O    INCOME         CAP GAIN       REINVESTMENT    MONTH-END  OF SHARES     FROM FUND
DATE             EX DATE    MONTH END     DIVIDEND      DISTRIBUTION        PRICE        N.A.V.       HELD       INCEPTION
----------------------------------------------------------------------------------------------------------------------------
INCEPTION OF FUND           07/18/90      $0.0000        $0.0000          $10.00        $10.00     $9,550.00        -4.50%
N/A              N/A        07/31/90      $0.0000        $0.0000            9.60          9.60      9,168.00        -8.32%
N/A              N/A        08/31/90      $0.0000        $0.0000            8.52          8.52      8,136.60       -18.63%
                            09/30/90      $0.0000        $0.0000            7.81          7.81      7,458.55       -25.41%
                            10/31/90      $0.0000        $0.0000            7.62          7.62      7,277.10       -27.23%



FORMULA:     TOTAL        ENDING VALUE OF SHARES HELD  -  INITIAL INVESTMENT
             RETURN     = --------------------------------------------------
                                   INITIAL INVESTMENT

GW EQUITY OPPORTUNITY FUND

TOTAL RETURN COMPUTATION FROM INCEPTION

DATE FUND ORGANIZED:
DATE OF FUND INCEPTI  07/18/90
FUND'S FISCAL YEAR-END:

                                       N.A.V.         BEGINNING
 INITIAL      FRONT     $ AMOUNT       AT FUND        NUMBER OF
INVESTMENT    LOAD      INVESTED      INCEPTION      SHARES HELD
---------------------------------------------------------------
 $10,000      0.00%      $10,000       $10.00         1000.0000



                                       PER SHARE      PER SHARE                               TOTAL VALUE    TOTAL RETURN
RECORD                     PAY DATE O  INCOME         CAP GAIN     REINVESTMENT    MONTH-END    OF SHARES      FROM FUND
DATE             EX DATE   MONTH END   DIVIDEND     DISTRIBUTION       PRICE        N.A.V.          HELD       INCEPTION
------------------------------------------------------------------------------------------------------------------------
INCEPTION OF FUND          07/18/90    $0.0000         $0.0000        $10.00       $10.00       $10,000.00         0.00%
N/A              N/A       07/31/90    $0.0000         $0.0000          9.60         9.60         9,600.00        -4.00%
N/A              N/A       08/31/90    $0.0000         $0.0000          8.52         8.52         8,520.00       -14.80%
                           09/30/90    $0.0000         $0.0000          7.81         7.81         7,810.00       -21.90%
                           10/31/90    $0.0000         $0.0000          7.62         7.62         7,620.00       -23.80%



FORMULA:   TOTAL        ENDING VALUE OF SHARES HELD  -  INITIAL INVESTMENT
           RETURN   =   --------------------------------------------------
                               INITIAL INVESTMENT

GW STRATEGIC INTERNATIONAL FUND

TOTAL RETURN COMPUTATION FROM INCEPTION

DATE FUND ORGANIZED:
DATE OF FUND INCEPTI  07/18/90
FUND'S FISCAL YEAR-END:

                                              N.A.V.         BEGINNING
  INITIAL        FRONT        $ AMOUNT        AT FUND        NUMBER OF
 INVESTMENT      LOAD         INVESTED       INCEPTION      SHARES HELD
-----------------------------------------------------------------------
  $10,000        4.50%         $9,550         $10.00         955.0000



                                         PER SHARE   PER SHARE                                     TOTAL VALUE  TOTAL RETURN
RECORD                     PAY DATE O      INCOME    CAP GAIN        REINVESTMENT    MONTH-END     OF SHARES    FROM FUND
DATE             EX DATE   MONTH END     DIVIDEND    DISTRIBUTION       PRICE          N.A.V.      HELD         INCEPTION
--------------------------------------------------------------------------------------------------------------------------
INCEPTION OF FUND          07/18/90      $0.0000         $0.0000          $10.00     $10.00       $9,550.00       -4.50%
N/A              N/A       07/31/90      $0.0000         $0.0000            9.78       9.78        9,339.90       -6.60%
N/A              N/A       08/31/90      $0.0000         $0.0000            8.69       8.69        8,298.95      -17.01%
                           09/30/90      $0.0000         $0.0000            7.76       7.76        7,410.80      -25.89%
                           10/31/90      $0.0000         $0.0000            8.73       8.73        8,337.15      -16.63%



FORMULA:   TOTAL           ENDING VALUE OF SHARES HELD  -  INITIAL INVESTMENT
           RETURN    =     --------------------------------------------------
                                       INITIAL INVESTMENT

GW STRATEGIC INTERNATIONAL FUND

TOTAL RETURN COMPUTATION FROM INCEPTION

DATE FUND ORGANIZED:
DATE OF FUND INCEPTI  07/18/90
FUND'S FISCAL YEAR-END:

                                                 N.A.V.          BEGINNING
INITIAL            FRONT       $ AMOUNT          AT FUND         NUMBER OF
INVESTMENT         LOAD        INVESTED          INCEPTION       SHARES HELD
----------------------------------------------------------------------------
$10,000             0.00%       $10,000          $   10.00       1000.0000



                                        PER SHARE   PER SHARE                                         TOTAL VALUE    TOTAL RETURN
RECORD                    PAY DATE O    INCOME       CAP GAIN          REINVESTMENT    MONTH-END      OF SHARES       FROM FUND
DATE             EX DATE  MONTH END     DIVIDEND    DISTRIBUTION         PRICE           N.A.V.       HELD            INCEPTION
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION OF FUND         07/18/90      $0.0000         $0.0000          $10.00        $10.00        $10,000.00          0.00%
N/A              N/A      07/31/90      $0.0000         $0.0000            9.78          9.78          9,780.00         -2.20%
N/A              N/A      08/31/90      $0.0000         $0.0000            8.69          8.69          8,690.00        -13.10%
                          09/30/90      $0.0000         $0.0000            7.76          7.76          7,760.00        -22.40%
                          10/31/90      $0.0000         $0.0000            8.73          8.73          8,730.00        -12.70%



FORMULA:   TOTAL       ENDING VALUE OF SHARES HELD  -  INITIAL INVESTMENT
           RETURN   =  --------------------------------------------------
                               INITIAL INVESTMENT

30 DAY SEC YIELD COMPUTATION

FUND:  GW National Municipal Income Fund (with 4.50% load)

PERIOD:  October 1 - October 31, 1990

FORMULA:                    A-B           6
            YIELD = 2 [ (----------- + 1 )  -  l ]
                            C*D


WHERE:                  A = Income for the period as defined by SEC rules

                        B = Expenses accrued for the period

                        C = The average daily number of shares
                            outstanding during the period that were
                            entitled to receive dividends

                        D = The maximum offering price per share on the
                            last day of the period.

FOR THE PERIOD INDICATED ABOVE, THESE FACTORS WERE:

                        A =  $84,755.02

                        B =  $8,902.55

                        C =  $1,372,421.67

                        D =  $10.21

YIELD = 6.58%

TAX EQUIVALENT YIELD WITH 4.50% LOAD

     30 DAY SEC YIELD
----------------------
(1 - FEDERAL TAX RATE)


       6.58%
      ----------    =   9.15%
      (1-28%)

GW NATIONAL MUNICIPAL INCOME FUND

TOTAL RETURN COMPUTATION FROM INCEPTION

DATE FUND ORGANIZED:
DATE OF FUND INCEPTI  07/18/90
FUND'S FISCAL YEAR-END:

                                                 N.A.V.               BEGINNING
INITIAL             FRONT       $ AMOUNT         AT FUND              NUMBER OF
INVESTMENT          LOAD        INVESTED         INCEPTION            SHARES HELD
---------------------------------------------------------------------------------
$10,000             4.50%       $ 9,550          $   10.00            955.0000



                                           PER SHARE    PER SHARE                                    TOTAL VALUE    TOTAL RETURN
RECORD                       PAY DATE O    INCOME       CAP GAIN       REINVESTMENT    MONTH-END     OF SHARES      FROM FUND
DATE             EX DATE     MONTH END     DIVIDEND     DISTRIBUTION      PRICE         N.A.V.       HELD           INCEPTION
----------------------------------------------------------------------------------------------------------------------------
INCEPTION OF FUND            07/18/90      $0.0000         $0.0000        $10.00       $10.00        $9,550.00        -4.50%
N/A              N/A         07/31/90      $0.0000         $0.0000         10.06        10.05         9,597.75        -4.02%
N/A              N/A         08/31/90      $0.0560         $0.0000          9.97         9.78         9,392.36        -6.08%
                             09/30/90      $0.0570         $0.0000          9.82         9.76         9,427.56        -5.72%
                             10/31/90      $0.0570         $0.0000          9.68         9.77         9,492.79        -5.07%



FORMULA:   TOTAL      ENDING VALUE OF SHARES HELD  -  INITIAL INVESTMENT
           RETURN   = --------------------------------------------------
                               INITIAL INVESTMENT

GW NATIONAL MUNICIPAL INCOME FUND

TOTAL RETURN COMPUTATION FROM INCEPTION

DATE FUND ORGANIZED:
DATE OF FUND INCEPTI  07/18/90
FUND'S FISCAL YEAR-END:


                                         N.A.V.          BEGINNING
 INITIAL      FRONT       $ AMOUNT       AT FUND         NUMBER OF
INVESTMENT    LOAD        INVESTED       INCEPTION       SHARES HELD
----------    ----        --------       ---------       -----------
$10,000       0.00%      $10,000         $10.00          1000.0000


                                               PER SHARE   PER SHARE                                  TOTAL VALUE   TOTAL RETURN
RECORD                          PAY DATE O     INCOME      CAP GAIN       REINVESTMENT   MONTH-END    OF SHARES     FROM FUND
DATE               EX DATE      MONTH END      DIVIDEND    DISTRIBUTION   PRICE          N.A.V.       HELD          INCEPTION
-----------------  -------      ---------      --------    ------------   ------------   ---------    -----------   -------------
INCEPTION OF FUND               07/18/90       $0.0000     $0.0000        $10.00          $10.00      $10,000.00       0.00%
N/A                N/A          07/31/90       $0.0000     $0.0000         10.06           10.05       10,050.00       0.50%
N/A                N/A          08/31/90       $0.0560     $0.0000          9.97            9.78        9,834.93      -1.65%
                                09/30/90       $0.0570     $0.0000          9.82            9.76        9,871.79      -1.28%
                                10/31/90       $0.0570     $0.0000          9.68            9.77        9,940.00      -0.60%


FORMULA: TOTAL    =     ENDING VALUE OF SHARES HELD - INITIAL INVESTMENT
         RETURN         ------------------------------------------------
                                      INITIAL INVESTMENT

30 DAY SEC YIELD COMPUTATION

FUND:  GW Corporate Income Fund (with 4.50% load)

PERIOD:  October 1 - October 31, 1990

FORMULA:                         A-B                  6
              YIELD = 2 [     (----------------  + 1 )  - l ]
                                 C*D


WHERE:        A =  Income for the period as defined by SEC rules

              B =  Expenses accrued for the period

              C =  The average daily number of shares
                   outstanding during the period that were
                   entitled to receive dividends

              D = The maximum offering price per share on the last day of the period.

FOR THE PERIOD INDICATED ABOVE, THESE FACTORS WERE:

              A =  $116,505.87

              B =  $14,415.97

              C =  $1,314,627.21

              D =  $9.73

YIELD = 9.77%

GW CORPORATE INCOME FUND

TOTAL RETURN COMPUTATION FROM INCEPTION

DATE FUND ORGANIZED:
DATE OF FUND INCEPTI  07/18/90
FUND'S FISCAL YEAR-END:


                                         N.A.V.          BEGINNING
 INITIAL      FRONT       $ AMOUNT       AT FUND         NUMBER OF
INVESTMENT    LOAD        INVESTED       INCEPTION       SHARES HELD
----------    ----        --------       ---------       -----------
 $10,000      4.50%        $9,550         $10.00           955.0000


                                               PER SHARE   PER SHARE                                  TOTAL VALUE   TOTAL RETURN
RECORD                          PAY DATE O     INCOME      CAP GAIN       REINVESTMENT   MONTH-END    OF SHARES     FROM FUND
DATE               EX DATE      MONTH END      DIVIDEND    DISTRIBUTION   PRICE          N.A.V.       HELD          INCEPTION
-----------------  -------      ---------      --------    ------------   ------------   ---------    -----------   -------------
INCEPTION OF FUND               07/18/90        $0.0000      $0.0000          $10.00      $10.00       $9,550.00        -4.50%
N/A                N/A          07/31/90        $0.0000      $0.0000           10.06       10.05        9,597.75        -4.02%
N/A                N/A          08/31/90        $0.0720      $0.0000            9.84        9.69        9,321.66        -6.78%
                                09/30/90        $0.0740      $0.0000            9.67        9.45        9,160.35        -8.40%
                                10/31/90        $0.0740      $0.0000            9.41        9.31        9,095.61        -9.04%



FORMULA:  TOTAL     =       ENDING VALUE OF SHARES HELD  -  INITIAL INVESTMENT
          RETURN            --------------------------------------------------
                                          INITIAL INVESTMENT

GW CORPORATE INCOME FUND

TOTAL RETURN COMPUTATION FROM INCEPTION

DATE FUND ORGANIZED:
DATE OF FUND INCEPTI 07/18/90
FUND'S FISCAL YEAR-END:



                                         N.A.V.          BEGINNING
 INITIAL      FRONT       $ AMOUNT       AT FUND         NUMBER OF
INVESTMENT    LOAD        INVESTED       INCEPTION       SHARES HELD
----------    ----        --------       ---------       -----------
$10,000        0.00%       $10,000       $10.00            1000.0000


                                               PER SHARE   PER SHARE                                  TOTAL VALUE   TOTAL RETURN
RECORD                          PAY DATE O     INCOME      CAP GAIN       REINVESTMENT   MONTH-END    OF SHARES     FROM FUND
DATE               EX DATE      MONTH END      DIVIDEND    DISTRIBUTION   PRICE          N.A.V.       HELD          INCEPTION
-----------------  -------      ---------      --------    ------------   ------------   ---------    -----------   -------------
INCEPTION OF FUND                07/18/90       $0.0000       $0.0000         $10.00       $10.00      $10,000.00       0.00%
N/A                N/A           07/31/90       $0.0000       $0.0000          10.06        10.05       10,050.00       0.50%
N/A                N/A           08/31/90       $0.0720       $0.0000           9.84         9.69        9,760.90      -2.39%
                                 09/30/90       $0.0740       $0.0000           9.67         9.45        9,591.99      -4.08%
                                 10/31/90       $0.0740       $0.0000           9.41         9.31        9,524.20      -4.76%



FORMULA:   TOTAL    =  ENDING VALUE OF SHARES HELD  -  INITIAL INVESTMENT
           RETURN      --------------------------------------------------
                               INITIAL INVESTMENT